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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 19, 2001





                             KLA-TENCOR CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                DELAWARE                         000-09992                              04-2564110
(STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                                 160 RIO ROBLES
                           SAN JOSE, CALIFORNIA 95134

          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 468-4200


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ITEM 5. OTHER EVENTS.

     Reference is made to the press release issued to the public by the Registrant on March 19, 2001, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable.
        (b) Not applicable.
        (c) Exhibits.
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            99.1 Text of Press Release dated March 19, 2001.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KLA-TENCOR CORPORATION
                                      a Delaware corporation


Dated:  March 20, 2001                By: /s/ Stuart J. Nichols
                                          --------------------------------
                                          Stuart J. Nichols
                                          Vice President, General Counsel

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                                  EXHIBIT INDEX
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
Exhibit Number     Description
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    99.1           Text of Press Release dated March 19, 2001.
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